Effective immediately, the sub-section entitled “Purchase and Sale of Fund Shares” under the main heading “Summary of Key Information” is restated in its entirety as follows:

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class W, Class R1, Class R2, Class R3, Class R4	None	None

On or about May 11, 2012, Class W shares are expected to automatically convert to Class I shares.  Current shareholders of Class W shares would become shareholders of Class I and would receive Class I shares with a total net asset value equal to their Class W shares at the time of the conversion.  Sales of Class W shares (including exchanges) are expected to be suspended on or about May 10, 2012.

Effective January 1, 2012, the following sub-section entitled “Special Servicing Agreement" under the main heading "Management of the Fund" is hereby deleted:

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, each MFS Fund-of-Funds and the fund, the fund pays a portion of the transfer agent-related expenses of each MFS Fund-of-Funds that invests in the fund, including sub-accounting fees payable to financial intermediaries, to the extent such payments are less than the amount of benefits realized or expected to be realized by the fund from the investment in the fund by the MFS Fund-of-Funds.